UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2008

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 7, 2008, i2 Technologies, Inc. (“i2”) received a letter from JDA Software Group, Inc. (“JDA”) in which JDA provided notice to i2 that additional time is required to arrange the Debt Financing as defined in the Agreement and Plan of Merger dated August 10, 2008 by and among JDA, Iceberg Acquisition Corp., a wholly-owned subsidiary of JDA, and i2 and that the closing of the merger shall be delayed to a date to be specified by JDA, but in no event later than January 9, 2009, on no less than three business days’ prior written notice to i2.

A copy of the letter from JDA is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Letter from JDA Software Group, Inc. dated November 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2008	i2 TECHNOLOGIES, INC.

	By:	/s/ Michael J. Berry

Michael J. Berry
Executive Vice President, Finance and Accounting and Chief Financial Officer